Investments	12 Months Ended
Dec. 31, 2020
Equity Method Investments and Joint Ventures [Abstract]
Investments	Investments
The Company holds equity and other investments in private companies without readily determinable fair values that it carries at cost less impairments, with subsequent adjustments for observable changes (referred to as the measurement alternative). The carrying amount of such investments as at December 31, 2020 was $173,454 (December 31, 2019 - $2,500). For the year ended December 31, 2020, unrealized gains of $135,193 relating to these investments were recorded within other income in the statement of operations and comprehensive income (loss).

In July 2020, the Company received an investment in Affirm Holdings, Inc. ("Affirm") in conjunction with its strategic partnership for Shop Pay Installments. The Level 3 fair value measurement of this investment at July 2020 was $24,710, which was determined based on an income approach for which the Company developed certain key assumptions, including revenue growth rates and a discount rate. In September 2020, the Company identified an observable transaction for a similar investment in Affirm, which resulted in a fair value measurement at the date of the observable transaction. As such, as at December 31, 2020, the carrying value of the Company’s investment in Affirm is $158,000. For the year ended December 31, 2020, an unrealized gain of $133,239 was recorded within other income in the statement of operations and comprehensive income (loss). As discussed further in note 26, Subsequent Event, Affirm priced its initial public offering and began trading on the Nasdaq on January 13, 2021. As a result, the fair value of the investment will be readily determinable in future reporting periods and the use of the measurement alternative will no longer be applicable.